UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): September 30, 2014

Cleveland BioLabs, Inc.

(Exact Name of Issuer as Specified in Charter)

DELAWARE	001-32954	20-0077155
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

73 High Street

Buffalo, NY 14203

(Address of Principal Executive Offices and zip code)

(716) 849-6810

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.05 Amendments to the Registrant’s Code of Ethics, or a Waiver of a Provision of the Code of Ethics.

On September 30, 2014, Cleveland BioLabs, Inc. (the “Company”) approved amendments to the Company’s Code of Conduct, which applies to all employees, officers and directors of the Company. The revised Code of Conduct, which became effective immediately following approval by the Company’s Board of Directors, contains certain administrative updates and clarifications.

The foregoing description of the Code of Conduct is qualified in its entirety by the text of the Code of Conduct adopted by the Board of the Directors, which is filed as Exhibit 14.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)

Exhibit No.	Description

14.1	Cleveland BioLabs, Inc. Code of Conduct

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cleveland BioLabs, Inc.

Date: October 3, 2014	By:	/s/ YAKOV KOGAN
	Name: Title:	Yakov Kogan Chief Executive Officer